Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Disclosure Of Significant Accounting Policies [Abstract]
Hyperinflationary economies
a) Hyperinflationary economies
Venezuela has been considered a hyperinflationary economy since 2009. The inflation rates used to prepare the financial information are the Indice Nacional de Precios al Consumidor de Venezuela, published by the Central Bank of Venezuela, or the best estimate in case the final index is not available. On an annual basis, these rates are 9,585.5%, 2,106,600.6% and 2,874.1% for 2019, 2018 and 2017, respectively.
The exchange rate used to translate inflation-adjusted bolivar-denominated items is the exchange rate as of the closing date of each reporting period in the consolidated financial statements, amounting to 68,448 bolivars per U.S. dollar (synthetic exchange rate, see Note 2), 7,608 bolivars per U.S. dollar (synthetic exchange rate) and 36,115 bolivars per U.S. dollar (synthetic exchange rate) as of December 31, 2019, 2018 and 2017, respectively.
In 2018 Argentina became a hyperinflationary economy (see Note 2). In order to restate its financial statements, the Company uses the series of indices defined by resolution JG No. 539/18 issued by the Federación Argentina de Consejos Profesionales de Ciencias Económicas (FACPCE), based on the National Consumer Price Index (IPC) published by the Instituto Nacional de Estadística y Censos (INDEC) of the Argentine Republic and the Wholesale Internal Price Index (IPIM) published by FACPCE. The cumulative index at December 31, 2019 and 2018 is 283.44%and 184.85%, respectively while on an annual basis the index for 2019 is 53% (48% in 2018).
The exchange rate used to translate inflation-adjusted items denominated in Argentine pesos in the 2019 financial statements is the closing exchange rate as of December 31, 2019 which was 67.26 Argentine pesos per euro (43.30 Argentine pesos per euro at December 31, 2018).
The Group includes in a single line item all the equity effects derived from hyperinflation. This is as follows: (a) the restatement for inflation of the financial statements of the Group companies operating in hyperinflationary economies, and (b) the effects of translating their respective financial statements into euros using the exchange rate at the end of the period.

Translation methodology
b) Translation methodology
The income statements and statements of cash flows of the Group’s foreign subsidiaries (except Venezuela and Argentina) were translated into euros at the average exchange rates for the year, as a rate that approximates the exchange rates at the dates of the transactions.

Goodwill
c) Goodwill
After initial recognition, goodwill is carried at cost, less any accumulated impairment losses. Goodwill is recognized as an asset denominated in the currency of the company acquired and is tested for impairment annually at the least, or more frequently, if there are certain events or changes indicating the possibility that the carrying amount may not be fully recoverable. The potential impairment loss is determined by assessing the recoverable amount of the cash generating unit (or group of cash generating units) to which the goodwill is allocated from the acquisition date.

Intangible assets
d) Intangible assets
Intangible assets are carried at acquisition or production cost, less any accumulated amortization or any accumulated impairment losses.
Intangible assets are amortized on a straight-line basis according to the following:

•
Licenses granted to the Telefónica Group by various public authorities to provide telecommunications services and the value allocated to licenses held by certain companies at the time they were included in the Telefónica Group (“Service concession arrangements and licenses”) are amortized on a straight-line basis over the duration of related licenses from the moment commercial operation begins.

•
The allocation of acquisition costs attributable to customers acquired in business combinations, as well as the acquisition value of these types of assets in a third-party transaction for consideration (Customer base) are amortized on a straight-line basis over the estimated period of the customer relationship. The term length is between 5 and 14 years, based on the customer segment (residential, business, etc.) and the business model (prepaid, postpaid, etc.).

•	Software is amortized on a straight-line basis over its useful life, generally estimated to be between two and five years.

Property, plant and equipment
e) Property, plant and equipment
Property, plant and equipment is carried at cost less any accumulated depreciation and any accumulated impairment in value.
Cost includes, among others, direct labor used in installation and the allocable portion of the indirect costs required for the related asset. The latter two items are recorded as revenue under the concept Own work capitalized of the line item Other income.
Interest and other financial expenses incurred and directly attributable to the acquisition or construction of qualifying assets are capitalized. Qualifying assets for the Telefónica Group are those assets that require a period of at least 18 months to bring the assets to the condition necessary for their intended use or sale.
The Group’s subsidiaries depreciate their property, plant and equipment, from the time they can be placed in service, amortizing the cost of the assets, net of their residual values on a straight-line basis over the assets’ estimated useful lives, which are calculated in accordance with technical studies that are revised periodically in light of technological advances and the rate of dismantling, as follows:

Years of estimated useful life
Buildings	25 – 40
Plant and machinery	10 – 15
Telephone installations, networks and subscriber equipment	5 – 20
Furniture, tools and other items	2 – 10

Impairment of non-current assets
f) Impairment of non-current assets
Non-current assets, including goodwill and intangible assets are assessed at each reporting date for indicators of impairment. Whenever such indicators exist, or in the case of assets which are subject to an annual impairment test, the recoverable amount is estimated. An asset’s recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, the estimated future post-tax cash flows deriving from the use of the asset or its cash generating unit, as applicable, are discounted to their present value using a post-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset, provided that the result obtained is the same that would be obtained by discounting pre-tax cash flows at a pre-tax discount rate. Following the adoption of IFRS 16, changes in the accounting treatment of leases have been considered in the impairment test.
The Group bases the calculation of impairment on the approved business plans of the various cash generating units to which the assets are allocated. The projected cash flows, based on the approved strategic business plans, cover a period of five years. Starting with the sixth year, an expected constant growth rate is applied

Lease agreements
g) Lease agreements
The determination of whether an arrangement is, or contains a lease is based on the substance of the agreement and requires an assessment of whether the fulfillment of the arrangement is dependent on the use of a specific asset and the agreement conveys a right to the use of the asset.
As indicated in Note 2, IFRS 16 Leases became effective on January 1, 2019, introducing changes in the accounting policies applied to lease contracts until that date. Section (n) of this Note describes the new recognition and measurement requirements for leases.

Investment in associates and joint arrangements
h) Investment in associates and joint arrangements
The Group assesses whether it has significant influence not only on the basis of its ownership percentage but also on the existence of qualitative factors such as representation on the board of directors of the investee, its participation in decision-making processes, interchange of managerial personnel and access to technical information.
The Group assesses rights and obligations agreed to by the parties to a joint arrangement and, when relevant, other facts and circumstances in order to determine whether the joint arrangement in which it is involved is a joint venture or a joint operation.

Financial assets
Financial Assets
All regular way purchases and sales of financial assets are recognized in the statement of financial position on the trade date, i.e. the date that the Company commits to purchase or sell the asset.
The Group applies an impairment model for financial assets based on expected credit losses, using a simplified method for certain short- and long-term assets (commercial receivables, lease receivables and contractual assets).
Under this simplified approach, credit impairment is recognized by reference to expected credit losses over the life of the asset. For this purpose the Group uses matrices based on historical bad debt experience by geographical area on a portfolio segmented by customer category according to credit pattern. The matrix for each category has a defined time horizon divided into intervals in accordance with the collection management policy and is fed with historical data that covers at least 24 collection cycles. This data is updated on a regular basis. Based on the information observable at each close, the Group assesses the need to adjust the rates resulting from these matrices, considering current conditions and future economic forecasts.

Derivative financial instruments and hedge accounting
Derivative financial instruments and hedge accounting
The accounting treatment of any gain or loss resulting from changes in the fair value of a derivative depends on whether the derivative in question meets all the criteria for hedge accounting and, if appropriate, on the nature of the hedge.
Changes in fair value of derivatives that qualify as fair value hedging instruments are recognized in the income statement, together with changes in the fair value of the hedged asset or liability attributable to the risk being hedged.
Changes in the fair value of derivatives that qualify and have been designated as cash flow hedges, which are highly effective, are recognized in equity. The ineffective portion is recognized immediately in the income statement. Fair value changes recognized in equity arising from hedges that relate to firm commitments or forecast transactions that result in the recognition of non-financial assets or liabilities are included in the initial carrying amount of those assets or liabilities. Otherwise, changes in fair value previously recognized in equity are recognized in the income statement in the period in which the hedged transaction affects profit or loss.
An instrument designated to hedge foreign currency exposure from a net investment in a foreign operation is accounted for in a similar manner to cash flow hedges.
When the Group chooses not to apply hedge accounting criteria, gains or losses resulting from changes in the fair value of derivatives are taken directly to the income statement. In this respect, transactions used to reduce the exchange rate risk of income contributed by foreign subsidiaries are not treated as hedging transactions.

Inventories
j) Inventories
Materials stored for use in investment projects and inventories for consumption and replacement are valued at the lower of weighted average cost and net realizable value.
Inventories include audio-visual rights which will generally be consumed in a period of less than twelve months, and advanced payments to suppliers for future rights, as well as own content whose production cycle will in no case exceed thirty-six months.
The cost of film, documentary, short film and series rights acquired from third parties is charged to the income statement on a straight-line basis from the time of first broadcasting or release until the completion of the rights.
Broadcasting rights to football and motor sports events, including their inherent production costs, are charged to the income statement on a straight-line basis over twelve months from the start of the season, while rights to other premium sports are charged over the period of the competition. All other sports rights are recognized in the income statement upon first broadcast.
In-house produced programs and series and program titles are charged at the time of their broadcast or up to thirty-six months from the date of release, depending on their nature and broadcasting strategy. The cost of in-house productions that the Group expects to recover through sale to third parties is recognized as an intangible asset.
The cost of broadcasting rights that have expired or whose recovery value is estimated to be lower than the acquisition cost is recognized directly as an expense.

Pensions and other employee obligations
k) Pensions and other employee obligations
Provisions required to cover the accrued liability for defined benefit pension plans are determined using the projected unit credit actuarial valuation method. The calculation is based on demographic and financial assumptions determined at a country level, and in consideration of the macroeconomic environment. The discount rates are determined based on high quality market yield curves. Plan assets are measured at fair value.
Provisions for post-employment benefits (e.g. early retirement or other) are calculated individually based on the terms agreed with the employees. In some cases, these may require actuarial valuations based on both demographic and financial assumptions.

Revenue
l) Revenues and expenses
The Telefónica Group revenues are derived principally from providing the following telecommunications services: traffic, connection fees, regular (normally monthly) network usage fees, interconnection, network and equipment leasing, handset sales and other digital services such as Pay TV and value-added services or maintenance. Products and services may be sold separately or bundled in promotional packages.
Revenues from calls carried on Telefónica’s networks (traffic) entail an initial call establishment fee plus a variable call rate, based on call length, distance and type of service. Both fixed and wireless traffic is recognized as revenue as service is provided. For prepaid calls, the amount of unused traffic generates deferred revenues presented in Contractual liabilities on the statement of financial position.
Revenues from traffic sales and services at a fixed rate over a specified period of time (flat rate) are recognized on a straight-line basis over the term covered by the rate paid by the customer.
Installation fees are taken to the income statement on a straight-line basis over the related period. Equipment leases and other services are taken to the income statement as they are consumed.
Interconnection revenues from fixed-wireless and wireless-fixed calls and other customer services are recognized in the period in which the calls are made.
Revenues from handset and equipment sales are recognized once the sale is considered complete, i.e., generally when delivered to the end customer.
For bundled packages that include multiple elements sold in the fixed, wireless, Internet and television businesses it is determined whether it is necessary to identify the separate performance obligations and apply the corresponding revenue recognition policy to each one. Total package revenues are allocated among the identified performance obligations based on their respective standalone selling prices.
As connection or initial activation fees, or upfront non-refundable fees, are not separately identifiable performance obligations in these types of packages, any consideration received from the customer for these items is allocated to the remaining elements.
When the customer has a right of return, the agreed consideration is considered variable. The Group estimates the amount of variable consideration to which it is entitled using the expected value method (probability-weighted possible amounts), considering all historical, current and forecast information that is reasonably available, and only to the extent that it determines that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur.
Expenses relating to customer contracts (mainly, commissions payable to dealers for customer acquisitions) are recognized as an asset to the extent that they are incremental and are expected to be recovered. Subsequently, these costs are amortized over the same term as the revenues associated with such contract are recognized, unless the expected amortization period is one year or less, in which case they are expensed as incurred.

Expenses
l) Revenues and expenses
The Telefónica Group revenues are derived principally from providing the following telecommunications services: traffic, connection fees, regular (normally monthly) network usage fees, interconnection, network and equipment leasing, handset sales and other digital services such as Pay TV and value-added services or maintenance. Products and services may be sold separately or bundled in promotional packages.
Revenues from calls carried on Telefónica’s networks (traffic) entail an initial call establishment fee plus a variable call rate, based on call length, distance and type of service. Both fixed and wireless traffic is recognized as revenue as service is provided. For prepaid calls, the amount of unused traffic generates deferred revenues presented in Contractual liabilities on the statement of financial position.
Revenues from traffic sales and services at a fixed rate over a specified period of time (flat rate) are recognized on a straight-line basis over the term covered by the rate paid by the customer.
Installation fees are taken to the income statement on a straight-line basis over the related period. Equipment leases and other services are taken to the income statement as they are consumed.
Interconnection revenues from fixed-wireless and wireless-fixed calls and other customer services are recognized in the period in which the calls are made.
Revenues from handset and equipment sales are recognized once the sale is considered complete, i.e., generally when delivered to the end customer.
For bundled packages that include multiple elements sold in the fixed, wireless, Internet and television businesses it is determined whether it is necessary to identify the separate performance obligations and apply the corresponding revenue recognition policy to each one. Total package revenues are allocated among the identified performance obligations based on their respective standalone selling prices.
As connection or initial activation fees, or upfront non-refundable fees, are not separately identifiable performance obligations in these types of packages, any consideration received from the customer for these items is allocated to the remaining elements.
When the customer has a right of return, the agreed consideration is considered variable. The Group estimates the amount of variable consideration to which it is entitled using the expected value method (probability-weighted possible amounts), considering all historical, current and forecast information that is reasonably available, and only to the extent that it determines that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur.
Expenses relating to customer contracts (mainly, commissions payable to dealers for customer acquisitions) are recognized as an asset to the extent that they are incremental and are expected to be recovered. Subsequently, these costs are amortized over the same term as the revenues associated with such contract are recognized, unless the expected amortization period is one year or less, in which case they are expensed as incurred.

Use of estimates
m) Use of estimates
The key assumptions concerning the future and other relevant sources of uncertainty in estimates at the reporting date that could have a significant impact on the consolidated financial statements within the next financial year are discussed below.
A significant change in the facts and circumstances on which these estimates and related judgments are based could have a material impact on the Group’s results and financial position. Accordingly, sensitivity analysis are disclosed for the most relevant situations (see Notes 7 and 24).
Property, plant and equipment, intangible assets and goodwill
The accounting treatment of investments in property, plant and equipment and intangible assets entails the use of estimates to determine the useful life for depreciation and amortization purposes and to assess fair value at their acquisition dates for assets acquired in business combinations.
Determining useful life requires making estimates in connection with future technological developments and alternative uses for assets. There is a significant element of judgment involved in making technological development assumptions, since the timing and scope of future technological advances are difficult to predict.
The decision to recognize an impairment loss involves developing estimates that include, among others, an analysis of the causes of the potential impairment, as well as its timing and expected amount. Furthermore, additional factors, such as technological obsolescence, the suspension of certain services and other circumstantial changes, which highlight the need to evaluate a possible impairment, are taken into account.
The Telefónica Group evaluates its cash-generating units’ performance on a regular basis to identify potential goodwill impairments. Determining the recoverable amount of the cash-generating units to which goodwill is allocated also entails the use of assumptions and estimates and requires a significant element of judgment.
Deferred income taxes
The Group assesses the recoverability of deferred tax assets based on estimates of future earnings, and of all the options available to achieve an outcome, it considers the most efficient one in tax terms within the legal framework the Group is subject to. Such recoverability ultimately depends on the Group’s ability to generate taxable earnings over the period for which the deferred tax assets remain deductible. This analysis is based on the estimated schedule for reversing deferred tax liabilities, as well as estimates of taxable earnings, which are sourced from internal projections that are continuously updated to reflect the latest trends.
The recognition of tax assets and liabilities depends on a series of factors, including estimates as to the timing and realization of deferred tax assets and the projected tax payment schedule. Actual Group company income tax receipts and payments could differ from the estimates made by the Group as a result of changes in tax legislation, the outcome of underway tax proceedings or unforeseen future transactions that could affect tax balances.
Provisions
Provisions are recorded when, at the end of the period, we have a present obligation as a result of past events, whose settlement requires an outflow of resources that is considered probable and can be measured reliably. This obligation may be legal or constructive, arising from, but not limited to, regulation, contracts, common practice or public commitments, which have created a valid expectation for third parties that we will assume certain responsibilities. The amount recorded is the best estimation performed by the management in respect of the expenditure that will be required to settle the obligations, considering all the information available at the closing date, including the advice of external experts, such as legal advisors or consultants.
Should we be unable to reliably measure the obligation, no provision would be recorded and information would then be presented in the notes to the Consolidated Financial Statements.
Because of the inherent uncertainties in this estimation, actual expenditures may be different from the originally estimated amount recognized.
Revenue recognition
Bundled offers
Bundled offers that combine different elements are assessed to determine whether it is necessary to separate the different identifiable components and apply the corresponding revenue recognition policy to each element. Total package revenues are allocated among the identified elements based on their respective standalone selling prices.
Determining standalone selling prices for each identified element requires estimates that are complex due to the nature of the business.
A change in estimates of standalone selling prices could affect the apportionment of revenue among the elements and, as a result, the timing of recognition of revenues.
Leases
Accounting for rights and obligations as a lessee under a lease contract requires the use of estimations to determine the lease term in contracts that include extension options or early termination options.
Determining the lease term involves making estimates over the time horizon of the Group's strategic planning process with respect to relevant factors such as expected technological progress, possible regulatory developments, market and competition trends or changes in the business model. The assumptions regarding these variables involve a significant degree of judgment to the extent that the timing and nature of future changes are difficult to anticipate.
Due to the uncertainties inherent to these estimates, changes in the assumptions made in respect of uncertain matters when determining the lease term of a lease contract may have an impact on the amounts of the right of use assets and lease liabilities recognized on the basis of the estimates made by the Group.
Exchange rate and inflation rates used to translate the financial statements of our Venezuelan subsidiaries
The Group reviews, on a regular basis, the economic conditions in Venezuela and the specific circumstances of its Venezuelan operations. In light of the worsening of the economic and political crisis in Venezuela and in the absence of official rates that are representative of the situation in the country, at December 31, 2019 the Group maintains its policy to estimate an exchange rate that matches the progression of inflation in Venezuela and reflects the economic and financial position of the Group’s Venezuelan operations within its consolidated financial statements in a more accurate way.
Assessment of the exchange rate that best reflects the economics of Telefónica’s business activities in Venezuela relies on several factors and is performed considering all the information available at the closing date, and entails the use of assumptions and estimates and significant management judgment.
Due to inherent uncertainties in the estimates required to determine the appropriate exchange rate for the conversion of Venezuelan bolivar-denominated financial statements, actual cash flows denominated in such currency may differ from the amounts currently recognized on the basis of our estimates, as a result of changes in currency laws or changes in exchange mechanisms or published exchange rates that may have an impact on the conversion rate used for our Venezuelan subsidiaries’ financial statements, affecting the net monetary position of Venezuelan bolivar-denominated assets (liabilities).
In addition to this, Venezuela has been considered a hyperinflationary economy since 2009. Telefónica recognizes the effects of inflation by restating the financial information of its Venezuelan operation using the Indice Nacional de Precios al Consumidor de Venezuela issued by the Central Bank of Venezuela, or the best estimate in case the final index is not available.
Significant management judgment is required to determine the appropriate inflation rate when the official rate is not available. The estimates and underlying assumptions are based on careful consideration of factors that are deemed to be relevant and rely on all the information available at the closing date. Actual results may differ from these estimates as a result of changes in circumstances and assumptions about future developments in Venezuela due to evolving market conditions, uncertainty about currency and operating restrictions or other circumstances arising beyond the control of the Company.

New IFRS and interpretations of the IFRS Interpretations Committee (IFRIC)
The modifications introduced by IFRS 16 have had a significant impact on the group's financial statements since the date of adoption, as shown below:

Millions of euros	Impact of the first application
Opening balance of rights of use at January 1, 2019 (Note 9)	7,870
Impact of IFRS 16 on rights of use of companies held for sale at December 31, 2018 (1)	155
Reclassification of property, plant and equipment deriving from finance leases under IAS 17 (Note 8)	(249)
Reclassification of advance payments of lease contracts in force at December 31, 2018	(178)
Accounts receivable for subleases	18
Impact of IFRS 16 on assets at transition date	7,616

Opening balance of lease liabilities at January 1, 2019 (Note 20)	7,705
Impact of IFRS 16 on lease liabilities of companies held for sale at December 31, 2018 (1)	152
Reclassification of finance lease liabilities under IAS 17 at December 31, 2018	(201)
Reclassification of other liabilities at December 31, 2018	(56)
Impact of IFRS 16 on liabilities at transition date	7,600

Impact of IFRS 16 on equity at transition date (Note 17)	16
(1) Antares, Telefónica Móviles Guatemala and Telefónica Móviles El Salvador (see Note 30)
The table below shows the reconciliation between the operating lease obligations as reported in the consolidated financial statements of 2018 and the opening balance of lease liabilities under IFRS 16:

Millions of euros	1/1/2019
Present value of future payments for operating leases at December 31, 2018	7,229
Present value of future payments for operating leases of companies held for sale at December 31, 2018 (1)	(98)
Finance lease liabilities under IAS 17	201
Low cost and/or short-term lease contracts	(337)
Cancelable contracts without penalty cost	541
Differences in lease term and discount rates	247
Other items	(78)
Opening balance of lease liabilities at January 1, 2019 (Note 20)	7,705
(1) Antares, Telefónica Móviles Guatemala and Telefónica Móviles El Salvador (see Note 30).
Following is a summary of estimated impacts of IFRS 16 on the Group’s consolidated income statement in 2019, presented on a voluntary basis:

Millions of euros	2019
INCOME STATEMENT	IFRS 16	IAS 17	IFRS 16 Impact
Revenues	48,422	48,422	—
Other income	2,842	3,032	(190)
Supplies	(13,635)	(14,490)	855
Personnel expenses	(8,066)	(8,070)	4
Other expenses	(14,444)	(15,284)	840
Depreciation and amortization	(10,582)	(8,950)	(1,632)
OPERATING INCOME	4,537	4,660	(123)
Share of income (loss) of investments accounted for by the equity method	13	13	—
Finance income	842	842	—
Exchange gains	2,461	2,449	12
Finance costs	(2,795)	(2,599)	(196)
Exchange losses	(2,340)	(2,310)	(30)
Net financial expense	(1,832)	(1,618)	(214)
PROFIT BEFORE TAX	2,718	3,055	(337)
Corporate income tax	(1,054)	(1,104)	50
PROFIT FOR THE YEAR	1,664	1,951	(287)
Attributable to equity holders of the Parent	1,142	1,383	(241)
Attributable to non-controlling interests	522	568	(46)
Basic and diluted earnings per share attributable to equity holders of the parent (euros)	0.17	0.21	(0.05)
The impacts of adopting IFRS 15 on the Group’s financial statements for the year ended December 31, 2018 are set out below:

Millions of euros	12/31/2018
ASSETS	IFRS 15	IAS 18	IFRS 15 impact
A) NON-CURRENT ASSETS	90,707	90,448	259
Intangible assets	16,856	16,856	—
Goodwill	25,748	25,748	—
Property, plant and equipment	33,295	33,295	—
Investments accounted for by the equity method	68	68	—
Financial assets and other non-current assets	7,109	6,823	286
Deferred tax assets	7,631	7,658	(27)
B) CURRENT ASSETS	23,340	22,540	800
Inventories	1,692	1,692	—
Receivables and other current assets	10,579	9,789	790
Tax receivables	1,676	1,666	10
Other current financial assets	2,209	2,209	—
Cash and cash equivalents	5,692	5,692	—
Non-current assets classified as held for sale	1,492	1,492	—
TOTAL ASSETS (A+B)	114,047	112,988	1,059

Millions of euros	12/31/2018
EQUITY AND LIABILITIES	IFRS 15	IAS 18	IFRS 15 Impact
A) EQUITY	26,980	26,193	787
Equity attributable to equity holders of the parent and other holders of equity instruments	17,947	17,262	685
Equity attributable to non-controlling interests	9,033	8,931	102
B) NON-CURRENT LIABILITIES	57,418	57,267	151
Non-current financial liabilities	45,334	45,334	—
Payables and other non-current liabilities	1,890	1,903	(13)
Deferred tax liabilities	2,674	2,510	164
Non-current provisions	7,520	7,520	—
C) CURRENT LIABILITIES	29,649	29,528	121
Current financial liabilities	9,368	9,368	—
Payables and other-current liabilities	15,485	15,460	25
Current tax payables	2,047	1,951	96
Current provisions	1,912	1,912	—
Liabilities associated with non-current assets classified as held for sale	837	837	—
TOTAL EQUITY AND LIABILITIES (A+B+C)	114,047	112,988	1,059

Millions of euros	2018
INCOME STATEMENT	IFRS 15	IAS 18	IFRS 15 Impact
Revenues	48,693	48,728	(35)
Depreciation and amortization	(9,049)	(9,049)	—
OPERATING INCOME	6,522	6,446	76
Share of income (loss) of investments accounted for by the equity method	4	4	—
Net financial expense	(955)	(944)	(11)
PROFIT BEFORE TAX	5,571	5,506	65
Corporate income tax	(1,621)	(1,609)	(12)
PROFIT FOR THE YEAR	3,950	3,897	53
Attributable to equity holders of the Parent	3,331	3,291	40
Attributable to non-controlling interests	619	606	13
Basic and diluted earnings per share attributable to equity holders of the parent (euros)	0.57	0.56	0.01
n) New IFRS and interpretations of the International Financial Reporting Interpretations Committee (IFRIC)
The accounting policies applied in the preparation of the consolidated financial statements for the year ended December 31, 2019 are consistent with those used in the preparation of the Group’s consolidated annual financial statements for the year ended December 31, 2018, with the exception of the following new standards and amendments to existing standards issued by the IASB and adopted by the European Union for application in Europe, which are mandatory for annual periods beginning on or after January 1, 2019:

•	IFRS 16 Leases
Following is a detail of the Group's new accounting policies pursuant to the adoption of IFRS 16, which have been applied since the date of its initial application. Information on the impact of the first-time application of this new standard is included in Note 2.
IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure requirements for leases, requiring a lessee to account for all leases on the statement of financial position under a single model, similar to the recognition of finance leases in IAS 17.
At the inception date of the lease (i.e. the date when the underlying asset is available for use), a lessee recognizes a liability for the present value of the lease payments payable over the lease term and a right of use asset that represents the right to use the underlying asset over the term of the lease. Rights of use assets are measured at cost, less accumulated depreciation and impairment losses, and are adjusted for any remeasurement of lease liabilities. The cost of rights of use assets includes the amount of initial direct costs incurred and lease payments made before the commencement date less incentives received. Right-of-use assets are depreciated on a straight-line basis over the shorter of the estimated useful life of the underlying asset and the lease term.
The Group does not recognize non-lease components separately from lease components for those classes of assets in which non-lease components are not significant with respect to the total value of the arrangement.
Lease payments include fixed payments (including in-substance fixed payments) less any lease incentive receivable, variable lease payments that depend on an index or rate, and amounts expected to be paid as residual value guarantees. Similarly, the measurement of the lease liability includes the exercise price of a purchase option, if the lessee is reasonably certain to exercise that option, and payments of penalties for early termination, if the lease term reflects the lessee exercising such cancellation option. For the calculation of the present value of the lease payments, the Group uses the incremental borrowing rate at the start date of the lease. After the commencement date, the amount of the lease liabilities is increased to reflect the accrual of interest and reduced for the payments made. In addition to this, the carrying amount of the lease liability is remeasured in certain cases, such as changes in the lease term, changes in future lease payments resulting from a change in an index or rate used to determine those payments. The amount of such remeasurement is generally recognized against an adjustment to the right-of-use asset.
The standard includes two recognition exemptions: "low value" asset leases (the Group uses this exemption for office equipment) and short-term leases (the Group uses this exemption for all leases with a term of 12 months or less). In such cases, lease payments are recognized as an expense on a straight-line basis over the lease term.
The Group determines the lease term as the non-cancellable term of the contract, together with any period covered by an extension (or termination) option whose exercise is discretionary for the Group, if there is reasonable certainty that it will be exercised (or it will not be exercised). In its assessment, the Group considers all available information by asset class in the industry and evaluates all relevant factors (technology, regulation, competition, business model) that create an economic incentive to exercise or not a renewal/cancellation option. In particular, the Group takes into consideration the time horizon of the strategic planning of its operations. After the commencement date, the Group reassesses the lease term if there is a significant event or change in circumstances that is within its control that may affect its ability to exercise (or not to exercise) an option to extend or terminate (for example, a change in business strategy).
Lessor accounting is substantially unchanged under the new standard. Lessors continue to classify all leases using the classification principles in the prior standard, IAS 17, and distinguishing between operating and finance leases. Leases in which the lessor retains a significant portion of the risks and rewards of ownership of the leased asset are treated as operating leases. Otherwise, the lease is a finance lease.

•	IFRIC 23 Uncertainty over Income Tax Treatment
The Interpretation addresses the accounting for income taxes when tax treatments involve uncertainty that affects the application of IAS 12 (see Note 3.n). The Interpretation clarifies that the approach that better predicts the resolution of the uncertainty should be followed, and specifically addresses the assumptions an entity makes about the examination of tax treatments by taxation authorities and how an entity determines taxable profit (loss), tax bases, unused tax losses and tax credits, and tax rates, where there is uncertainty over an income tax treatment. The Group's current practice is in line with this Interpretation, so the application of these requirements did not have a significant impact on the Group's results in the period. These items are now presented in the statement of financial position under the headings Deferred tax liabilities or Current tax payables, depending on whether they are deferred tax liabilities or current tax liabilities, as appropriate. This involved a reclassification from the heading Provisions amounting to 856 million euros (see Notes 24 and 25).

•	Prepayment Features with Negative Compensation (Amendments to IFRS 9)
Under IFRS 9, a debt instrument can be measured at amortized cost or at fair value through other comprehensive income, provided that the contractual cash flows are ‘solely payments of principal and interest on the principal amount outstanding’ (the SPPI criterion) and the instrument is held within the appropriate business model for that classification. The amendments to IFRS 9 clarify that a financial asset passes the SPPI criterion regardless of the event or circumstance that causes the early termination of the contract and irrespective of which party pays or receives reasonable compensation for the early termination of the contract. This amendment did not have a significant impact on the Group's financial position or results in the period.

•	Plan Amendment, Curtailment or Settlement (Amendments to IAS 19)
The amendments to IAS 19 specify that when a plan amendment, curtailment or settlement occurs during the annual reporting period, an entity is required to:
- Determine current service cost for the remainder of the period after the plan amendment, curtailment or settlement, using the actuarial assumptions used to remeasure the net defined benefit liability (asset) reflecting the benefits offered under the plan and the plan assets after that event.
- Determine net interest for the remainder of the period after the plan amendment, curtailment or settlement using: the net defined benefit liability (asset) reflecting the benefits offered under the plan and the plan assets after that event; and the discount rate used to remeasure that net defined benefit liability (asset).
The amendments also clarify that an entity first determines any past service cost, or a gain or loss on settlement, without considering the effect of the asset ceiling. This amount is recognized in profit or loss. An entity then determines the effect of the asset ceiling after the plan amendment, curtailment or settlement. Any change in that effect, excluding amounts included in the net interest, is recognized in other comprehensive income.
These amendments did not have an impact on the Group's financial position or results in the period.

•	Long-term interests in associates and joint ventures (Amendments to IAS 28)
The amendments clarify that an entity applies IFRS 9 to long-term interests in an associate or joint venture to which the equity method is not applied but that, in substance, form part of the net investment in the associate or joint venture (long-term interests). This clarification is relevant because it implies that the expected credit loss model in IFRS 9 applies to such long-term interests. The amendments also clarify that, in applying IFRS 9, an entity does not take account of any losses of the associate or joint venture, or any impairment losses on the net investment, recognized as adjustments to the net investment in the associate or joint venture that arise from applying IAS 28 Investments in Associates and Joint Ventures. These amendments did not have a significant impact on the Group's financial position or results in the period.

•	Annual Improvements to IFRS Standards 2015-2017 Cycle
This text includes a number of improvements to existing IFRS, mainly to eliminate inconsistencies and clarify the wording of some of these standards.

- IFRS 3 Business Combinations
The amendments clarify that, when an entity obtains control of a business that is a joint operation, it applies the requirements for a business combination achieved in stages, including remeasuring previously held interests in the assets and liabilities of the joint operation at fair value. In doing so, the acquirer remeasures its entire previously held interest in the joint operation.
- IFRS 11 Joint Arrangements
A party that participates in, but does not have joint control of, a joint operation might obtain joint control of the joint operation in which the activity of the joint operation constitutes a business as defined in IFRS 3. The amendments clarify that the previously held interests in that joint operation are not remeasured.
- IAS 12 Income Taxes
The amendments clarify that the income tax consequences of dividends are linked more directly to past transactions or events that generated distributable profits than to distributions to owners. Therefore, an entity recognises the income tax consequences of dividends in profit or loss, other comprehensive income or equity according to where the entity originally recognized those past transactions or events.
- IAS 23 Borrowing Costs
The amendments clarify that an entity treats as part of general borrowings any borrowing originally made to develop a qualifying asset when substantially all of the activities necessary to prepare that asset for its intended use or sale are complete.
These improvements did not have a significant impact on the Group's financial position or results in the period.
New standards and amendments to standards issued but not effected as of December 31, 2019.
At the date of preparation of the consolidated financial statements, the following IFRS and amendments to existing standards had been published, but their application is not mandatory:

Standards and amendments		Mandatory application: annual periods beginning on or after
Amendments to IFRS 3	Definition of a Business	January 1, 2020
Amendments to IAS 1 and IAS 8	Definition of Material	January 1, 2020
Amendments to References to the Conceptual Framework in IFRSs Standards		January 1, 2020
Amendments to IFRS 9, IAS 39 and IFRS 7	Interest Rate Benchmark Reform	January 1, 2020
IFRS 17	Insurance Contracts	January 1, 2021
Amendments to IAS 1	Classification of Liabilities as Current or Non-Current	January 1, 2022
Based on the assessment made to date, the Group estimates that the adoption of these new pronouncements will not have a significant impact on the consolidated financial statements in the initial period of application.
The initial application of IFRS 9 Financial instruments and IFRS 15 Revenue from contracts with customers (see Note 2), effective as of January 1, 2018, had a net impact on total equity amounting to -165 million euros and 743 million euros, respectively in 2018, with the following detail:

Millions of euros	IFRS 9	IFRS 15	Total
Gross impact on equity	(221)	1,006	785
Tax effect	56	(263)	(207)
Impact on equity	(165)	743	578
Attributable to equity holders	(142)	654	512
Attributable to non-controlling interest	(23)	89	66